UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2005

LAMPERD LESS LETHAL INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-84976

(Commission File Number)

98-0358040

(IRS Employer Identification No.)

1200 Michener Road, Sarnia, Ontario, Canada N7S 4B1

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (519) 344-4445

Inapplicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 24, 2005 the Registrant received a letter of intent dated May 19, 2005 from Taylor’s & Company, Inc. of Winchester, Virginia to establish non-exclusive U.S. sales and distribution of the Lamperd Less Lethal Defender and MPK firearms and ammunition system, including the Registrant’s patented WASP™ less-lethal blunt impact round.

The letter of intent specifies that Taylor’s & Company plans to market the Registrant’s products through its nationwide network of over 6,000 firearms dealers and distributors, targeting its existing and future law enforcement and military clients.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are included in this current report:

D/JLM/719387.1

10.1	Letter of Intent dated May 18, 2005 between Lamperd Less Lethal Inc. and Taylor’s & Co., Inc.
99.1	News Release issued by the Registrant on May 24, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMPERD LESS LETHAL INC.

/s/ Barry Lamperd

Barry Lamperd

President

Date: May 26, 2005

D/JLM/719387.1